UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01660

Exact name of registrant as specified in charter:	Prudential’s Gibraltar Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1 – Reports to Stockholders

Prudential’s Gibraltar Fund, Inc.

ANNUAL REPORT	December 31, 2022

This report provides financial information about Prudential’s Gibraltar Fund, Inc. (the Fund), an investment option under your variable contract.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential’s Gibraltar Fund, Inc. Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO PLANHOLDERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and

Financial Highlights

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

Prudential’s Gibraltar Fund, Inc. Letter to Planholders	Annual Report	December 31, 2022

∎	DEAR PLANHOLDER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential’s Gibraltar Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Prudential’s Gibraltar Fund	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion—when the yield on a shorter-term bond is higher than a longer-term bond—has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

Prudential’s Gibraltar Fund, Inc.	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Fund	-35.82%	8.02%	12.50%
S&P 500 Index	-18.10	9.42	12.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Fund performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted.

For the year ended December 31, 2022, Prudential’s Gibraltar Fund returned -35.82%. The Fund underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Equity markets finished out a challenging calendar-year 2022 (the reporting period), with major indices closing at or near their lows for the reporting period as uncertainty and volatility endured. Persistently high inflation, resulting in part from accommodative fiscal policies during the COVID-19 pandemic, brought about a sharp reversal in monetary policy globally and an unusually abrupt tightening of financial conditions. In response, growth equities went through a grinding period of adjustment.

What strategies or holdings affected the Fund’s performance?*

The Fund underperformed its benchmark index during the reporting period. This underperformance, in large part, reflected the higher expected growth and higher valuations of the Fund’s holdings. These valuations proved to be particularly vulnerable to the significant de-rating that occurred, as interest rates moved sharply higher. (A de-rating is a negative change in the rating of a stock’s or group of stocks’ expected performance, issued by a financial services analyst.) This was most evident in high-growth companies requiring very high reinvestment rates, often utilizing most, if not all, available free cash flow to fuel their growth.

Fund underperformance was also driven by the selection of positions with disappointing fundamentals. Four names with outsized impact were Shopify Inc., Amazon.com, Inc., Salesforce, Inc., and Twilio Inc. E-commerce leader Shopify suffered a meaningful deceleration after economies reopened from pandemic lockdowns. Shopify has been working to right-size itself for a slower growth trajectory. Meanwhile, the fund reduced its position in the stock as it became clear the need for reinvestment into sales, technology, and physical fulfillment networks would be more significant for longer than had been envisioned. As for Amazon.com, it also reported a greater deceleration than expected in both its retail and cloud businesses, with margins under pressure from continued investment in distribution and warehouses.

As a group, software stocks also weighed on the Fund’s relative returns during the reporting period. While many of the Fund’s software holdings reported recurring revenue growth in excess of 25%, the slowing economy led to longer sales cycles, postponed investments, and lower-than-consensus anticipated revenue growth. The resetting of growth expectations lowered the valuations investors were willing to pay for long-duration growth stocks, and the Fund reduced the Portfolio’s exposure to this industry accordingly. Twilio and Salesforce were notable detractors from the Fund’s performance in this sector during the reporting period. The Fund exited its position in Twilio and decreased its exposure to Salesforce during the reporting period.

Following significant outperformance, Tesla Inc. was an underperformer during the reporting period. Economic sensitivity began to weigh on automobile sales, including electric vehicles (EVs), in the second half of the reporting period, which prompted Tesla to make several pricing adjustments in the fourth quarter of the reporting period. In the US, the company offered incentives to encourage customers to take possession of vehicles before the end of the reporting period, in part to address buyer confusion regarding eligibility for upcoming EV tax credits. In China, pandemic lockdowns, coupled with the ensuing COVID-19 spread upon reopening, severely impacted auto demand, particularly in Tesla’s segment. These factors were compounded by the negative

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Prudential’s Gibraltar Fund, Inc.	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

impact of Elon Musk’s purchase of Twitter Inc., which closed in the fourth quarter of the reporting period after Mr. Musk’s unsuccessful attempts to walk away from the deal. Jennison lowered its estimates on Tesla to reflect these developments, which, along with elevated uncertainty broadly, led the Fund to reduce the Portfolio’s position in Tesla.

On the positive side, the Fund’s holdings in healthcare (Eli Lilly and Co. and Novo Nordisk A/S), the leading credit card networks (Visa Inc. and Mastercard Inc.), and energy (Schlumberger Limited) helped its relative returns during the reporting period, as did its lack of exposure to semiconductor companies. In an important change during the reporting period, the Fund increased its weighting in healthcare stocks with strong fundamentals and positive multi-year catalysts.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

Prudential’s Gibraltar Fund, Inc. (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	7.0%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	5.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.7%

NIKE, Inc. (Class B Stock)	Textiles, Apparel & Luxury Goods	5.5%
Costco Wholesale Corp.	Food & Staples Retailing	5.2%

Amazon.com, Inc.	Internet & Direct Marketing Retail	5.1%
Eli Lilly & Co.	Pharmaceuticals	5.1%

Mastercard, Inc. (Class A Stock)	IT Services	4.8%
Visa, Inc. (Class A Stock)	IT Services	4.8%

Adobe, Inc.	Software	4.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Prudential’s Gibraltar Fund, Inc. Benchmark Glossary — unaudited	December 31, 2022

The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Prudential’s Gibraltar Fund, Inc. Fees and Expenses — unaudited	December 31, 2022

As a Planholder investing in the Fund through a variable contract, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your contract. If contract charges were included, the costs shown below would be higher. Please consult your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Fund expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Prudential’s Gibraltar Fund, Inc.		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Prudential’s Gibraltar Fund, Inc.	Actual	$1,000.00	$ 961.20	0.64%	$3.16
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

* Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PRUDENTIAL’S GIBRALTAR FUND, INC.

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 98.2%

COMMON STOCKS
Automobiles — 3.0%
Tesla, Inc.*	30,948	$3,812,175

Biotechnology — 1.0%
Vertex Pharmaceuticals, Inc.*	4,445	1,283,627

Capital Markets — 6.4%
Goldman Sachs Group, Inc. (The)	10,660	3,660,431
KKR & Co., Inc.	29,292	1,359,735
S&P Global, Inc.	8,966	3,003,072

		8,023,238

Energy Equipment & Services — 1.7%
Schlumberger Ltd.	41,088	2,196,564

Entertainment — 0.5%
Spotify Technology SA*	7,978	629,863

Food & Staples Retailing — 5.2%
Costco Wholesale Corp.	14,221	6,491,887

Health Care Equipment & Supplies — 3.0%
Intuitive Surgical, Inc.*	14,298	3,793,974

Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc. (Class A Stock)*	26,489	2,264,810

Interactive Media & Services — 8.3%
Alphabet, Inc. (Class A Stock)*	26,337	2,323,713
Alphabet, Inc. (Class C Stock)*	80,201	7,116,235
Meta Platforms, Inc. (Class A Stock)*	5,267	633,831
ZoomInfo Technologies, Inc.*	11,919	358,881

		10,432,660

Internet & Direct Marketing Retail — 6.5%
Amazon.com, Inc.*	76,445	6,421,380
Chewy, Inc. (Class A Stock)*(a)	46,291	1,716,470

		8,137,850

IT Services — 11.7%
Mastercard, Inc. (Class A Stock)	17,313	6,020,250
Shopify, Inc. (Canada) (Class A Stock)*(a)	37,286	1,294,197
Snowflake, Inc. (Class A Stock)*	9,281	1,332,195
Visa, Inc. (Class A Stock)(a)	28,915	6,007,380

		14,654,022

Life Sciences Tools & Services — 2.0%
Danaher Corp.	9,539	2,531,841

Personal Products — 2.6%
Estee Lauder Cos., Inc. (The) (Class A Stock)	13,031	3,233,121

Pharmaceuticals — 9.1%
Eli Lilly & Co.	17,532	6,413,907
Novo Nordisk A/S (Denmark), ADR	37,048	5,014,076

		11,427,983

Road & Rail — 2.2%
Uber Technologies, Inc.*	110,288	2,727,422

Software — 13.7%
Adobe, Inc.*	17,633	5,934,033
Microsoft Corp.	36,611	8,780,050

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Salesforce, Inc.*	19,144	$2,538,303

		17,252,386

Specialty Retail — 4.0%
Home Depot, Inc. (The)	10,078	3,183,237
TJX Cos., Inc. (The)	23,270	1,852,292

		5,035,529

Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc.	54,671	7,103,403

Textiles, Apparel & Luxury Goods — 9.1%
Lululemon Athletica, Inc.*	10,749	3,443,765
LVMH Moet Hennessy Louis Vuitton SE (France), ADR(a)	7,639	1,106,662
NIKE, Inc. (Class B Stock)	58,496	6,844,617

		11,395,044

Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc.*	6,446	902,440

TOTAL LONG-TERM INVESTMENTS (cost $58,252,977)		123,329,839

SHORT-TERM INVESTMENTS — 9.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,346,130	2,346,130
PGIM Institutional Money Market Fund (cost $9,607,865; includes $9,572,305 of cash collateral for securities on loan)(b)(wa)	9,623,984	9,619,172

TOTAL SHORT-TERM INVESTMENTS (cost $11,953,995)		11,965,302

TOTAL INVESTMENTS—107.7% (cost $70,206,972)		135,295,141
Liabilities in excess of other assets — (7.7)%		(9,663,522)

NET ASSETS — 100.0%		$125,631,619

Below is a list of the abbreviation(s) used in the annual report:

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,331,318; cash collateral of $9,572,305 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$3,812,175	$—	$—
Biotechnology	1,283,627	—	—
Capital Markets	8,023,238	—	—
Energy Equipment & Services	2,196,564	—	—
Entertainment	629,863	—	—
Food & Staples Retailing	6,491,887	—	—
Health Care Equipment & Supplies	3,793,974	—	—
Hotels, Restaurants & Leisure	2,264,810	—	—
Interactive Media & Services	10,432,660	—	—
Internet & Direct Marketing Retail	8,137,850	—	—
IT Services	14,654,022	—	—
Life Sciences Tools & Services	2,531,841	—	—
Personal Products	3,233,121	—	—
Pharmaceuticals	11,427,983	—	—
Road & Rail	2,727,422	—	—
Software	17,252,386	—	—
Specialty Retail	5,035,529	—	—
Technology Hardware, Storage & Peripherals	7,103,403	—	—
Textiles, Apparel & Luxury Goods	11,395,044	—	—
Wireless Telecommunication Services	902,440	—	—
Short-Term Investments
Affiliated Mutual Funds	11,965,302	—	—

Total	$135,295,141	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	13.7%
IT Services	11.7
Affiliated Mutual Funds (7.6% represents investments purchased with collateral from securities on loan)	9.5
Pharmaceuticals	9.1
Textiles, Apparel & Luxury Goods	9.1
Interactive Media & Services	8.3
Internet & Direct Marketing Retail	6.5
Capital Markets	6.4
Technology Hardware, Storage & Peripherals	5.7
Food & Staples Retailing	5.2
Specialty Retail	4.0

Automobiles	3.0%
Health Care Equipment & Supplies	3.0
Personal Products	2.6
Road & Rail	2.2
Life Sciences Tools & Services	2.0
Hotels, Restaurants & Leisure	1.8
Energy Equipment & Services	1.7
Biotechnology	1.0
Wireless Telecommunication Services	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Entertainment	0.5%

107.7
Liabilities in excess of other assets	(7.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$9,331,318	$(9,331,318)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $9,331,318:
Unaffiliated investments (cost $58,252,977)	$123,329,839
Affiliated investments (cost $11,953,995)	11,965,302
Tax reclaim receivable	47,904
Dividends receivable	9,618
Prepaid expenses and other assets	1,727

Total Assets	135,354,390

LIABILITIES
Payable to broker for collateral for securities on loan	9,572,305
Accrued expenses and other liabilities	89,870
Management fee payable	60,227
Directors’ fees payable	369

Total Liabilities	9,722,771

NET ASSETS	$125,631,619

Net assets were comprised of:
Shares of beneficial interest, at par	$87,486
Paid-in capital in excess of par	60,462,303
Total distributable earnings (loss)	65,081,830

Net assets, December 31, 2022	$125,631,619

Net asset value and redemption price per share, $125,631,619 / 8,748,628 outstanding shares of common stock	$14.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $26,179 foreign withholding tax)	$836,243
Affiliated dividend income	44,226
Income from securities lending, net (including affiliated income of $12,787)	13,006

Total income	893,475

EXPENSES
Management fee	886,165
Custodian and accounting fees	39,051
Audit fee	27,200
Legal fees and expenses	20,941
Directors’ fees	10,709
Miscellaneous	21,863

Total expenses	1,005,929

NET INVESTMENT INCOME (LOSS)	(112,454)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $1,269)	8,345,543
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $2,824)	(87,182,902)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(78,837,359)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(78,949,813)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$(112,454)	$(628,108)
Net realized gain (loss) on investment transactions	8,345,543	28,835,623
Net change in unrealized appreciation (depreciation) on investments	(87,182,902)	4,337,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(78,949,813)	32,545,174

DIVIDENDS AND DISTRIBUTIONS
Distributions from distributable earnings	(11,897,456)	(41,524,343)

Tax return of capital distributions	(75,678)	—

CAPITAL STOCK TRANSACTIONS
Capital stock sold [0 and 2 shares, respectively]	—	42
Capital stock issued in reinvestment of dividends [759,132 and 1,648,269 shares, respectively]	11,973,134	41,524,343
Capital stock purchased [1,413,001 and 1,068,475 shares, respectively]	(25,184,039)	(28,764,731)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS	(13,210,905)	12,759,654

TOTAL INCREASE (DECREASE)	(104,133,852)	3,780,485
NET ASSETS:
Beginning of year	229,765,471	225,984,986

End of year	$125,631,619	$229,765,471

SEE NOTES TO FINANCIAL STATEMENTS.

A4

PRUDENTIAL’S GIBRALTAR FUND, INC. (CONTINUED)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$24.44	$25.61	$19.90	$16.30	$17.18

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.07)	0.02	0.05	0.05
Net realized and unrealized gain (loss) on investment transactions	(8.64)	3.91	8.30	5.26	0.83

Total from investment operations	(8.65)	3.84	8.32	5.31	0.88

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.03)	(0.04)	(0.04)
Tax return of capital distributions	(0.01)	—	—	—	—
Distributions from net realized gains on investments	(1.42)	(5.01)	(2.58)	(1.67)	(1.72)

Total dividends and distributions	(1.43)	(5.01)	(2.61)	(1.71)	(1.76)

Net Asset Value, end of year	$14.36	$24.44	$25.61	$19.90	$16.30

Total Return(b)	(35.82)%	15.26%	42.73%	33.13%	4.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$126	$230	$226	$178	$151
Average net assets (in millions)	$161	$232	$195	$167	$171
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.62%	0.61%
Expenses before waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.62%	0.61%
Net investment income (loss)	(0.07)%	(0.27)%	0.09%	0.25%	0.25%
Portfolio turnover rate(d)	15%	18%	22%	16%	12%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO FINANCIAL STATEMENTS

1. Organization

Prudential’s Gibraltar Fund, Inc. (the “Fund”) was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) and is a diversified fund for purposes of the 1940 Act. The Fund was organized by The Prudential Insurance Company of America (“PICA”) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program (“FSP”). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

The investment objective of the Fund is growth of capital to the extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

B1

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Semi-Annually

B2

Expected Distribution Schedule to Shareholders*	Frequency
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*   Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of the subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets of the Fund. All amounts paid or payable by the Fund to the Manager, under the agreement, are reflected in the Statement of Operations.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the shares of the Fund. No distribution or service fees are paid to PIMS as distributor of shares of the Fund.

The Fund has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Fund. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the reporting period ended December 31, 2022, brokerage commission recaptured under these agreements was $2,127.

PGIM Investments, PICA, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2022, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$24,258,773	$51,491,354

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

B3

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 459,121	$29,950,857	$28,063,848	$ —	$ —	$2,346,130	2,346,130	$44,226

PGIM Institutional Money Market Fund(1)(b)(wa)
9,185,617	89,791,002	89,361,540	2,824	1,269	9,619,172	9,623,984	12,787	(2)
$9,644,738	$119,741,859	$117,425,388	$2,824	$1,269	$11,965,302		$57,013

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax period ended December 31, 2022, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $112,454 due to a net-operating loss reclass. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2022, the tax character of dividends paid by the Fund were $11,897,456 of long-term capital gains and $75,678 of tax return of capital. For the year ended December 31, 2021, the tax character of dividends paid by the Fund were $296,952 of ordinary income and $41,227,391 of long-term capital gains.

As of December 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$70,208,348	$72,341,911	$(7,255,118)	$65,086,793

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales.

The Fund elected to treat post-October capital losses of approximately $5,000 as having been incurred in the following fiscal year (December 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	410/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

B4

	Current SCA	Prior SCA

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended December 31, 2022.

8. Capital and Ownership

Pursuant to the Fund’s Articles of Incorporation, the Fund is authorized to issue 75,000,000 shares, with a par value of $0.01 per share, and an aggregate par value of $750,000.

As of December 31, 2022, all shares of record of the Fund were owned by PICA on behalf of the owners of the three variable insurance products: Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate, stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Fund could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Fund. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Expense Risk: The actual cost of investing in the Fund may be higher than the expenses shown in the “Annual Fund Operating Expenses” table in the Fund’s prospectus for a variety of reasons, including, for example, if the Fund’s average net assets decrease.

Investment Style Risk: Securities held by the Fund as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Fund may underperform other funds that invest in similar asset classes but use different investment styles.

Liquidity and Valuation Risk: The Fund may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Fund may be unable to sell those portfolio holdings at the desired time or price and may have difficulty determining the value of such securities for the purpose of determining the Fund’s net asset value. In such cases, investments owned by the Fund may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Fund is subject to a liquidity risk management program, which limits the ability of the Fund to invest in illiquid investments.

B5

Market and Management Risk: Markets in which the Fund invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, including quantitative models or methods, used by a subadviser in making investment decisions for the Fund are subject to human error and may not produce the intended or desired results. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies and natural/ environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and have a significant adverse impact on the economy. There is no guarantee that the investment objective of the Fund will be achieved.

Regulatory Risk: The Fund is subject to a variety of laws and regulations which govern its operations. The Fund is subject to regulation by the Securities and Exchange Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Fund invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Fund, a security, business, sector or market.

B6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Prudential’s Gibraltar Fund, Inc. and Shareholders of Prudential’s Gibraltar Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prudential’s Gibraltar Fund, Inc. (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 15, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

C1

FEDERAL INCOME TAX INFORMATION (unaudited)

We are advising you that during the year ended December 31, 2022, the Fund reports the maximum amount allowed per share but not less than $1.43 as a capital gain distribution in accordance with Section 852 (b)(3)(C) of the Internal Revenue Code.

C2

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

MANAGEMENT OF THE FUND

Information pertaining to the Directors and officers of the Fund is set forth below. The Directors are also referred to as “Board Members.” Board Members who are not deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members oversee the operations of the Fund and appoint officers who are responsible for the day-to-day business decisions based on policies set by the Board.

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

		Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

	None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

Investors should carefully consider the contract and the Fund’s investment objective, risks, and charges and expenses before investing. The contract and the Fund prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to your contract or contact your licensed financial professional. Contract guarantees are based on the claims-paying ability of the issuing company.

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (888) 778-2888.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

For service-related questions, please contact the Annuity Service Center at (888) 778-2888.

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

FSP-AR

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $27,200 and $27,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(c) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(d) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair

(or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential’s Gibraltar Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 15, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 15, 2023